Click to edit Master title style 2nd Quarter 2017 Earnings Conference Call July 26, 2017 EXHIBIT 99.2

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Investor Relations Director 3 Participants

4 • Overview • Long-Term Growth Update • 2nd Quarter 2017 Financial Update

• Increasing 2017 operating EPS guidance midpoint $0.11 to $5.42 • Announced plan to reduce carbon emissions by more than 80 percent • Ranked 2nd in residential customer satisfaction** in Midwest at DTE Electric • Gas Storage & Pipelines (GSP) ‒ Achieved milestone at Bluestone Pipeline & Gathering ‒ Updating NEXUS in-service • Power & Industrial Projects (P&I) ‒ Closed on second landfill gas project ‒ Finalizing agreements on a large scale central energy plant project * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** J.D. Power 2017 Electric Utility Residential Customer Satisfaction Study (sm)(large providers). Visit jdpower.com 5 Strong results in 2nd quarter and increasing operating EPS* guidance

6 Committed to providing cleaner energy to customers and reducing carbon emissions by over 80% Carbon emissions reduction goals • Retiring aging coal-fired plants - ending use of coal by 2040 • Adding 3,500 megawatts of natural gas-fired energy capacity to supply 24/7 power and ensure reliability • Constructing up to 4,000 megawatts of additional renewable energy capacity Early 2020s 2030 2040 2050 2005 45% 75% 30% >80%

7 • Overview • Long-Term Growth Update • 2nd Quarter 2017 Financial Update

8 Bluestone achieved 1.0 Bcf/d delivery milestone; NEXUS and Link continue to progress • Construction ready ‒ Right-of-way acquisition essentially completed ‒ Majority of permits granted • Two FERC nominees approved by the Senate Energy and Natural Resources Committee; two additional candidates announced • 2018 in-service date • Additional wells continue to be brought online by key producers • Commercial expansion discussions with producers on-going * Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG) Bluestone Pipeline & Gathering NEXUS Link* Lateral & Gathering 0.3 Bcf/d 2017 • Achieved 1.0 Bcf/d 2011 • Established long- term agreement to build and operate Bluestone 2012 - 2016 • Multiple expansions completed 1.0 Bcf/d

• Commenced operations of recently acquired landfill gas plant • Began construction of new landfill gas plant ‒ Contract signed 2Q 2017 ‒ Targeting in-service 1H 2018 • Advanced discussions for several other landfill gas opportunities 9 Recent developments support P&I’s long-term growth plan Landfill Gas Projects Industrial Central Energy Plant • Both Boards approved in 2Q 2017 ‒ Currently finalizing agreements ‒ Targeting in-service 2H 2019 • Multiple energy products ‒ Combined heat and power ‒ Chilled and hot water

10 • Overview • Long-Term Growth Update • 2nd Quarter 2017 Financial Update

2Q 2016 2Q 2017 Change DTE Electric 135$ 148$ 13$ DTE Gas 13 1 (12) Gas Storage & Pipelines 35 40 5 Power & Industrial Projects 17 30 13 Corporate & Other (23) (32) (9) Growth segments** 177$ 187$ 10$ Growth segments operating EPS 0.98$ 1.05$ 0.07$ Energy Trading -$ 4$ 4$ DTE Energy 177$ 191$ 14$ Operating EPS 0.98$ 1.07$ 0.09$ Avg. Shares Outstanding 179.5 179.5 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DTE Electric • Rate implementation partially offset by return to normal May 2017 weather DTE Gas • Warmer April 2017 weather and higher O&M offset by rate implementation Gas Storage & Pipelines • Stronger pipeline and gathering earnings Power & Industrial Projects • Higher REF volumes and steel-related earnings Corporate & Other • Timing of taxes Energy Trading • Stronger gas performance ** Total DTE Energy excluding Energy Trading (millions, except EPS) Primary DriversOperating Earnings 11 2nd quarter operating earnings* were strong, up $14 million versus prior year

DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS* Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 (millions, except EPS) * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix ** Total DTE Energy excluding Energy Trading Increasing 2017 operating EPS* guidance midpoint by $0.11 12 Original Guidance Revised Guidance $610 - $624 143 - 151 145 - 155 100 - 110 (64) - (60) $934 - $980 $5.21 - $5.46 $10 - $20 $944 - $1,000 179.5 $5.26 - $5.57

* Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13 Summary • Increasing 2017 operating EPS* guidance given strong financial performance • Transforming generation fleet to reduce carbon emissions by more than 80 percent • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Continuing strategic and sustainable growth in non-utility businesses • Delivering strong EPS and dividend growth that drive premium total shareholder returns

DTE Energy Investor Relations dteenergy.com/investors (313) 235-8030 14 Contact us

Appendix

• Cooler weather Variance to normal weather – 2Q 2016: $14 – 2Q 2017: $1 • Rate implementation supports infrastructure improvements to enhance customer reliability $135 $148($8) ($13) $3 Primary DriversOperating Earnings* Variance (millions) 2Q 2016 Operating Earnings 2Q 2017 Operating Earnings Weather Rate Implementation Other * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix $31 Rate Base 16 DTE Electric variance analysis

YTD 2016 YTD 2017 DTE Electric Distribution Infrastructure $224 $313 New Generation 55 34 Replacement & Other 361 390 $640 $737 DTE Gas Base Infrastructure $93 $112 NEXUS Related 14 48 Main Replacement 50 71 $157 $231 Non-Utility $184 $243 Total $981 $1,211 YTD 2016 YTD 2017 Cash From Operations $1.3 $1.2 Capital Expenditures (1.0) (1.2) Free Cash Flow $0.3 $0.0 Asset Sales & Other $0.0 ($0.1) Dividends (0.3) (0.3) Net Cash $0.0 ($0.4) Debt Financing: Issuances $0.6 $0.5 Redemptions (0.6) (0.1) Change in Debt $0.0 $0.4 Capital ExpendituresCash Flow (billions) (millions) 17 Cash flow and capital expenditures

2016 Actual 2017 Guidance DTE Electric Distribution infrastructure $567 $690 New generation 131 45 Replacement & other 805 725 $1,503 $1,460 DTE Gas Base infrastructure $177 $200 NEXUS related 94 90 Main replacement 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash from operations $2.1 $1.9 Capital expenditures (3.4) (3.0) Free cash flow ($1.3) ($1.1) Asset sales & other $0.0 $0.0 Dividends (0.5) (0.6) Net cash ($1.8) ($1.7) Debt financing: Issuances $2.7 $2.0 Redemptions (0.9) (0.3) Change in debt $1.8 $1.7 Capital ExpendituresCash Flow (billions) (millions) Cash flow and capital expenditures guidance support growth target 18 * Updated guidance based on $300 million redemptions announced July 2017 and planned issuances * *

21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings • Update on equity issuances: ‒ No equity issuances planned for 2017 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • $1.7 billion of available liquidity at June 2017 • Successfully extended the existing $1.9 billion credit facilities to 2022 Cash flow and balance sheet remain strong 19

Earnings impact of weather Cooling degree days ** Includes choice of 2,486 YTD 2016 and 2,393 YTD 2017 Heating degree days Earnings impact of weather Weather Normal Electric Sales* DTE Electric service territory Variance from normal weather (GWh) Variance from normal weather 2Q 2016 2Q 2017 % change Actuals 274 232 (15%) Normal 215 215 0% Deviation from normal 27% 8% 2Q 2016 2Q 2017 % change Actuals 838 668 (20%) Normal 774 786 2% Deviation from normal 8% (15%) ($ millions, after-tax) 2Q YTD 2016 $14 $6 2017 $1 ($12) ($ millions, after-tax) 2Q YTD 2016 $3 ($11) 2017 ($5) ($26) DTE Gas service territory ($ per share) 2Q YTD 2016 $0.08 $0.03 2017 $0.01 ($0.06) ($ per share) 2Q YTD 2016 $0.02 ($0.06) 2017 ($0.03) ($0.15) YTD 2016 YTD 2017 % change Residential 7,112 7,121 0% Commercial 9,825 9,884 1% Industrial 5,957 5,804 (3%) Other 136 140 3% TOTAL SALES** 23,030 22,949 0% DTE Electric DTE Gas DTE Electric service territory 20* Includes adjustments for temperature normalization and customer outages due to weather YTD 2016 YTD 2017 % change Actuals 274 232 (15%) Normal 215 215 0% Deviation from normal 27% 8% YTD 2016 YTD 2017 % change Actuals 3,755 3,461 (8%) Normal 4,095 4,049 (1%) Deviation from normal (8%) (15%) Weather and DTE Electric weather normal sales

DTE Electric and DTE Gas Regulatory update 21 DTE Gas DTE Electric • Expect to file late 2017 / early 2018 • General rate case - April 2017 (U-18255) – Requested rate recovery: $231 million; 10.5% ROE  Staff testimony: August 2017  Cross examination: October 2017  Self implementation: November 2017  Briefs: November 2017  Final order: by April 2018 • Capacity charge case - April 2017 (U-18248) • 5 year draft electric distribution plan - June 2017 (U-18014) • Certificate of Necessity filing - July 2017 • Annual rate cases 2018+

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix 2nd quarter and YTD 2017 Energy Trading reconciliation of operating earnings* to economic net income 22 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget 2Q YTD 2016 2017 Operating Earnings* $0 $4 Accounting Adjustments** 12 (2) Economic Net Income $12 $2 2016 2017 Operating Earnings* $16 $22 Accounting Adjustments** 14 0 Economic Net Income $30 $22

2nd quarter 2017 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2Q 2017 — **Net Income (millions)***

After-tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$138	$1	$40	$30	($32)	$177	$0	$177
PSCR disallowance	10					10		10
Certain mark-to-market transactions							4	4
Operating Earnings	$148	$1	$40	$30	($32)	$187	$4	$191

2Q 2017 — **EPS****

After-tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$0.77	$0.01	$0.22	$0.17	($0.18)	$0.99	$0.00	$0.99
PSCR disallowance	0.06					0.06		0.06
Certain mark-to-market transactions							0.02	0.02
Operating Earnings	$0.83	$0.01	$0.22	$0.17	($0.18)	$1.05	$0.02	$1.07

* Total tax impact of adjustments to reported earnings: $9 million

** Total tax impact of adjustments to reported EPS: $0.05

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2nd quarter 2016 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2Q 2016 — **Net Income (millions)***

After-tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$135	$13	$35	$15	($23)	$175	($23)	$152
Plant closure				2		2		2
Certain mark-to-market transactions							23	23
Operating Earnings	$135	$13	$35	$17	($23)	$177	$ 0	$177

2Q 2016 — **EPS****

After-tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$0.75	$0.07	$0.20	$0.08	($0.13)	$0.97	($0.13)	$0.84
Plant closure				0.01		0.01		0.01
Certain mark-to-market transactions							0.13	0.13
Operating Earnings	$0.75	$0.07	$0.20	$0.09	($0.13)	$0.98	$0.00	$0.98

* Total tax impact of adjustments to reported earnings: $16 million

** Total tax impact of adjustments to reported EPS: $0.09

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Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP) 25